                                                                    EXHIBIT 99.6

                                                                       EXHIBIT F
                                                                       TO NOTE

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS (1) IT HAS BEEN REGISTERED UNDER THOSE LAWS, (2) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT AN EXEMPTION FROM REGISTRATION UNDER EACH OF THOSE LAWS IS AVAILABLE OR (3) SUCH SALE, TRANSFER OR OTHER DISPOSITION IS TO A QIB PURSUANT TO RULE 144A.

THIS WARRANT IS ISSUED IN CONNECTION WITH SECURITIES ISSUED PURSUANT TO A PURCHASE AGREEMENT, DATED AS OF MARCH __, 2004, BY AND BETWEEN THE COMPANY AND THE ORIGINAL HOLDER OF THIS WARRANT OR ITS PREDECESSOR NSTRUMENT, AS AMENDED FROM TIME TO TIME, AND THE HOLDER OF THIS WARRANT AND THIS WARRANT MAY BE SUBJECT TO CERTAIN OF THE TERMS OF THE PURCHASE AGREEMENT.

THIS WARRANT MAY NOT BE TRANSFERRED EXCEPT AS PROVIDED IN SECTION 17.

NO. WR-__                               Right to Purchase [BEFORE ISSUANCE,
                                        INSERT NUMBER DETERMINED IN ACCORDANCE
                                        WITH DEFINITION OF OPTIONAL REDEMPTION
                                        CONSIDERATION IN NOTE] Shares of Common
                                        Stock of Viragen, Inc.


                                  VIRAGEN, INC.

                          COMMON STOCK PURCHASE WARRANT

                  VIRAGEN, INC., a Delaware corporation, hereby certifies that, for value received, ______________________ or registered assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time after the date hereof, and before 5:00 p.m., New York City time, on the Expiration Date (such capitalized term and all other capitalized terms used herein having the respective meanings provided herein), [BEFORE ISSUANCE, INSERT NUMBER DETERMINED IN ACCORDANCE WITH DEFINITION OF OPTIONAL REDEMPTION CONSIDERATION IN NOTE] fully paid and nonassessable shares of Common Stock at a purchase price per share equal to the Purchase Price. The number of shares of Common Stock and the Purchase Price are subject to adjustment as provided in this Warrant.

                  1. DEFINITIONS.

                  (a) As used in this Warrant, the term "Holder" shall have the meaning provided in the first paragraph of this Warrant.

                  (b) All the agreements or instruments herein defined shall mean such agreements or instruments as the same may from time to time be supplemented or amended or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms thereof and of this Warrant.

                  The following capitalized terms, unless the context otherwise requires, shall have the following respective meanings:

                  "Aggregate Purchase Price" means at any time an amount equal to the product obtained by multiplying (x) the Purchase Price TIMES (y) the number of shares of Common Stock for which this Warrant may be exercised at such time.

                  "Aggregation Parties" shall have the meaning provided in
Section 2.3.

                  "AMEX" means the American Stock Exchange, Inc.

                  "Board of Directors" means the Board of Directors of the Company.

                  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors, or a duly authorized committee thereof (to the extent permitted by applicable law), and to be in full force and effect on the date of such certification, and delivered to the Holder.

                  "Business Day" means any day other than a Saturday, Sunday or a day on which commercial banks in The City of New York are authorized or required by law or executive order to remain closed.

                  "Common Stock" includes the Company's Common Stock, par value $.01 per share, as authorized on the date hereof, and any other securities into which or for which the Common Stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise and any stock (other than Common Stock) and other securities of the Company or any other Person which the Holder at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Common Stock.

                  "Common Stock Equivalents" means any warrant, option, subscription or purchase right with respect to shares of Common Stock, any security convertible into, exchangeable for, or otherwise entitling the holder thereof to acquire, shares of Common Stock or any warrant, option, subscription or purchase right with respect to any such convertible, exchangeable or other security.

                  "Company" shall include Viragen, Inc., a Delaware corporation, and any Person that shall succeed to or assume the obligations of Viragen, Inc. or any such successor or assuming Person hereunder in accordance with the terms hereof.

                  "Current Fair Market Value" means when used with respect to the Common Stock as of a specified date with respect to each share of Common Stock, the average of the closing prices of the Common Stock sold on all securities exchanges (including the AMEX, the Nasdaq National Market and the Nasdaq SmallCap Market) on which the Common Stock may at the time be listed, or, if there have been no sales on any such exchange on such day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on such day the Common Stock is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 p.m., New York City time, or, if on such day the Common Stock is not quoted in the NASDAQ System, the average of the highest bid and lowest asked price on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of five Trading Days consisting of the day as of which the Current Fair Market Value of Common Stock is being determined (or if such day is not a Trading Day, the Trading Day next preceding such day) and the four consecutive Trading Days prior to such day. If on the date for which Current Fair Market Value is to be determined the Common Stock is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the Current Fair Market Value of Common Stock shall be the greater of
(i) the highest price per share of Common Stock at which the Company has sold shares of Common Stock or Common Stock Equivalents within 365 days prior to the date of such determination and (ii) the highest price per share which the Company could then obtain from a willing buyer (not an employee or director of the Company at the time of determination) for shares of Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of Directors.

                  "Current Market Price" shall mean the arithmetic average of the daily Market Prices per share of Common Stock for the five consecutive Trading Days immediately prior to the date in question; PROVIDED, HOWEVER, that
(1) if the "ex" date (as hereinafter defined) for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Purchase Price pursuant to Section 4(a), (b), (c), (d), (e), (f), or (g) occurs during such ten consecutive Trading Days, the Market Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Market Price by the same fraction by which the Purchase Price is so required to be adjusted as a result of such other event, (2) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Purchase Price pursuant to
Section 4(a), (b), (c), (d), (e), (f), or (g) occurs on or after the "ex" date for the issuance or distribution requiring such computation and prior to the day in question, the Market Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Market Price by the reciprocal of the fraction by which the Purchase Price is so required to be adjusted as a result of such other event, and (3) if the "ex" date for the issuance or distribution requiring such computation is prior to the day in question, after taking into account any adjustment required pursuant to clause
(1) or (2) of this proviso, the Market Price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the fair market value (as determined by the Board of Directors in a manner consistent with any determination of such value for purposes of Section 4(d) or
(f), whose determination shall be conclusive and described in a Board Resolution) of the evidences of indebtedness, shares of capital stock or assets being distributed applicable to one share of Common Stock as of the close of business on the day before such "ex" date. For purposes of any computation under
Section 4(f), the Current Market Price of the Common Stock on any date shall be deemed to be the arithmetic average of the daily Market Prices per share of Common Stock for such day and the next two succeeding Trading Days; PROVIDED, HOWEVER, that if the "ex" date for any event (other than the Tender Offer requiring such computation) that requires an adjustment to the Purchase Price pursuant to Section 4(a), (b), (c), (d), (e), (f), or (g) occurs on or after the Expiration Time for the Tender Offer requiring such computation and prior to the day in question, the Market Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Market Price by the reciprocal of the fraction by which the Purchase Price is so required to be adjusted as a result of such other event. For purposes of this paragraph, the term "ex" date, (1) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades, regular way, on the relevant exchange or in the relevant market from which the Market Price was obtained without the right to receive such issuance or distribution, (2) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades, regular way, on such exchange or in such market after the time at which such subdivision or combination becomes effective, and (3) when used with respect to any Tender Offer means the first date on which the Common Stock trades, regular way, on such exchange or in such market after the Expiration Time of such Tender Offer. Notwithstanding the foregoing, whenever successive adjustments to the Purchase Price are called for pursuant to Section 4, such adjustments shall be made to the Current Market Price as may be necessary or appropriate to effectuate the intent of Section 4 and to avoid unjust or inequitable results as determined in good faith by the Board of Directors.

                  "DTC" shall have the meaning provided in Section 3(a).

                  "Excluded Shares" shall have the meaning provided in Section 2.3.

                  "Exercise Delay Payments" shall have the meaning provided in Section3(a).

                  "Expiration Date" means [BEFORE ISSUANCE INSERT MATURITY DATE OF NOTE], 2006.

                  "Expiration Time" shall have the meaning provided in Section 4(f).

                  "Issuance Date" shall mean the date of original issuance of this Warrant.

                  "Market Price" means with respect to any security on any day the closing bid price of such security on such day on the Nasdaq or the NYSE or the AMEX, as applicable, or, if such security is not listed or admitted to trading on the Nasdaq, the NYSE or the AMEX, on the principal national securities exchange or quotation system on which such security is quoted or listed or admitted to trading, in any such case as reported by Bloomberg, L.P. or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the average of the closing bid and asked prices of such security on the over-the-counter market on the day in question, as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or if not so available, in such manner as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors for that purpose, or a price determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution.

                  "Newly Issued Shares" shall have the meaning provided in
Section 4(g).

                  "1934 Act" means the Securities Exchange Act of 1934, as amended.

                  "1933 Act" means the Securities Act of 1933, as amended.

                  "Notes" shall mean the 7% Convertible Notes due 2004 of the Company issued pursuant to the Purchase Agreement and the Other Purchase Agreements.

                  "NYSE" means the New York Stock Exchange, Inc.

                  "Optional Redemption Consideration" shall have the meaning provided in the Notes.

                  "Other Purchase Agreements" means the several Purchase and Exchange Agreements, dated as of the date of the Securities Purchase Agreement, by and between the Company and the several buyers named therein.

                  "Other Securities" means any stock (other than Common Stock) and other securities of the Company or any other Person which the Holder at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4.

                  "Other Warrants" shall mean the Common Stock Purchase Warrants (other than this Warrant) issued or issuable pursuant to the Purchase Agreement and the Other Purchase Agreements or pursuant to the Notes as part of the Optional Redemption Consideration.

                  "Person" means any natural person, corporation, partnership, limited liability company, trust, incorporated organization, unincorporated association, or similar entity or any government, governmental agency or political subdivision.

                  "Purchase Agreement" means the Purchase Agreement, dated as of April 1, 2004, by and between the Company and the original Holder of the Note, or predecessor instrument of the Note, pursuant to which this Warrant was issued.

                  "Purchased Shares" shall have the meaning provided in Section 4(f).

                  "Purchase Price" means $[PRIOR TO ISSUANCE, INSERT CONVERSION PRICE OF NOTES IN EFFECT IMMEDIATELY PRIOR TO ISSUANCE], subject to adjustment as provided in this Warrant.

                  "Record Date" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

                  "Registration Rights Agreement" means the Registration Rights Agreement, dated as of , 2004, by and between the Company and the original Holder of this Warrant.

                  "Restricted Ownership Percentage" shall have the meaning provided in Section 2.3.

                  "Restricted Securities" means securities that are not eligible for resale pursuant to Rule 144(k) under the 1933 Act (or any successor provision).

                  "Reverse Stock Split" shall have the meaning provided in the Purchase Agreement.

                  "SEC" means the Securities and Exchange Commission.

                  "SEC Filings" shall have the meaning provided in the Purchase Agreement.

                  "Securities" shall have the meaning provided in Section 4(d).

                  "Subsidiary" means any corporation or other entity of which a majority of the capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Company.

                  "Tender Offer" means a tender offer or exchange offer.

                  "Trading Day" means a day on which either the national securities exchange or Nasdaq which then constitutes the principal securities market for the Common Stock is open for general trading.

                  "Trigger Event" shall have the meaning provided in Section
4(d).

                  2. EXERCISE OF WARRANT.

                  2.1 EXERCISE. This Warrant may be exercised by the Holder in full or in part at any time or from time to time during the exercise period specified in the first paragraph hereof until the Expiration Date by (x) surrendering this Warrant to the Company, (y) giving a subscription form in the form annexed hereto (duly executed by the Holder) to the Company, and (z) making payment, in cash or by certified or official bank check payable to the order of the Company, or by wire transfer of funds to the account of the Company, in either case, in the amount obtained by multiplying (a) the number of shares of

Common Stock designated by the Holder in the subscription form by (b) the Purchase Price then in effect. On any partial exercise the Company will forthwith issue and deliver to or upon the order of the Holder a new Warrant or Warrants of like tenor, in the name of the Holder or as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, providing in the aggregate on the face or faces thereof for the purchase of the number of shares of Common Stock for which such Warrant or Warrants may still be exercised. The subscription form may be surrendered by telephone line facsimile transmission to such telephone number for the Company as shall have been specified in writing to the Holder by the Company; PROVIDED, HOWEVER, that if the subscription form is given to the Company by telephone line facsimile transmission the Holder shall send an original of such subscription form to the Company within ten Business Days after such subscription form is so given to the Company; PROVIDED FURTHER, HOWEVER, that any failure or delay on the part of the Holder in giving such original of any subscription form shall not affect the validity or the date on which such subscription form is so given by telephone line facsimile transmission.

                  2.2 NET ISSUANCE. Notwithstanding anything to the contrary contained in Section 2.1, the Holder may elect to exercise this Warrant, in whole or in part, by receiving shares of Common Stock equal to the net issuance value (as determined below) of this Warrant, or any part hereof, upon surrender of the subscription form annexed hereto (duly executed by the Holder) to the Company (followed by surrender of this Warrant to the Company within three Trading Days after surrender of such subscription form), in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

                                      X = Y x (A - B)
                                          -----------
                                               A

where,

         X = the number of shares of Common Stock to be issued to the Holder

         Y = the number of shares of Common Stock as to which this Warrant is to be exercised

         A = the Current Fair Market Value of one share of Common Stock calculated as of the last Trading Day immediately preceding the exercise of this Warrant

         B =      the Purchase Price

                  2.3 9.9% LIMITATION.

                  (a) Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by the Holder upon exercise pursuant to the terms hereof at any time shall not exceed a number that, when added to the total number of shares of Common Stock deemed beneficially owned by the Holder (other than by virtue of the ownership of securities or rights to acquire securities that have limitations on the Holder's right to convert, exercise or purchase similar to the limitation set forth herein (the "Excluded Shares"), together with all shares of Common Stock deemed beneficially owned at such time (other than by virtue of the ownership of the Excluded Shares) by Persons whose beneficial ownership of Common Stock would be aggregated with the beneficial ownership by the Holder for purposes of determining whether a group exists or for purposes of determining the Holder's beneficial ownership (the "Aggregation Parties"), in either such case for purposes of Section 13(d) of the 1934 Act and Regulation 13D-G thereunder (including, without limitation, as the same is made applicable to Section 16 of the 1934 Act and the rules promulgated thereunder), would result in beneficial ownership by the Holder or such group of more than 9.9% of the shares of Common Stock for purposes of Section 13(d) or Section 16 of the 1934 Act and the rules promulgated thereunder (as the same may be modified by the Holder as provided herein, the "Restricted Ownership Percentage"). The Holder shall have the right at any time and from time to time to reduce its Restricted Ownership Percentage immediately upon notice to the Company in the event and only to the extent that
Section 16 of the 1934 Act or the rules promulgated thereunder (or any successor statute or rules) is changed to reduce the beneficial ownership percentage threshold thereunder to a percentage less than 10%. If at any time the limits in this Section 2.3 make this Warrant unexercisable in whole or in part, the Company shall not by reason thereof be relieved of its obligation to issue shares of Common Stock at any time or from time to time thereafter but prior to the Expiration Date upon exercise of this Warrant as and when shares of Common Stock may be issued in compliance with such restrictions.

                  (b) For purposes of this Section 2.3, in determining the number of outstanding shares of Common Stock at any time the Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company's then most recent Form 10-Q, Form 10-K or other public filing with the SEC, as the case may be, (2) a public announcement by the Company that is later than any such filing referred to in the preceding clause (1) or (3) any other notice by the Company or its transfer agent setting forth the number shares of Common Stock outstanding and knowledge the Holder may have about the number of shares of Common Stock issued upon conversion or exercise of Common Stock Equivalents by any Person, including the Holder, which are not reflected in the preceding clauses (1) through (3). Upon the written request of the Holder, the Company shall within three Business Days confirm in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of Common Stock Equivalents, including the Notes, this Warrant and the Other Warrants, by the Holder or its affiliates or the holders thereof, in each such case subsequent to the date as of which such number of outstanding shares of Common Stock was reported.

                  3. DELIVERY OF STOCK CERTIFICATES, ETC., ON EXERCISE. (a) As soon as practicable after the exercise of this Warrant and in any event within five Trading Days thereafter, upon the terms and subject to the conditions of this Warrant, the Company at its expense (including the payment by it of any applicable issue or stamp taxes) will cause to be issued in the name of and delivered to the Holder, or as the Holder (upon payment by the Holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock (or Other Securities) to which the Holder shall be entitled on such exercise, in such denominations as may be requested by the Holder, which certificate or certificates shall be free of restrictive and trading legends (except to the extent permitted under Section 6.12 of the Purchase Agreement), plus, in lieu of any fractional share to which the Holder would otherwise be entitled, cash equal to such fraction multiplied by the then Current Fair Market Value of one full share of Common Stock, together with any other stock or Other Securities or any property (including cash, where applicable) to which the Holder is entitled upon such exercise pursuant to Section 2 or otherwise. In lieu of delivering physical certificates for the shares of Common Stock or (Other Securities) issuable upon any exercise of this Warrant, provided the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon request of the Holder, the Company shall use commercially reasonable efforts to cause its transfer agent electronically to transmit such shares of Common Stock (or Other Securities) issuable upon conversion to the Holder (or its designee), by crediting the account of the Holder's (or such designee's) broker with DTC through its Deposit Withdrawal Agent Commission system (provided that the same time periods herein as for stock certificates shall apply). The Company shall pay any taxes and other governmental charges that may be imposed under the laws of the United States of America or any political subdivision or taxing authority thereof or therein in respect of the issue or delivery of shares of Common Stock (or Other Securities) or payment of cash upon exercise of this Warrant (other than income taxes imposed on the Holder). The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock (or Other Securities) issuable upon exercise of this Warrant or payment of cash to any Person other than the Holder, and in case of such transfer or payment the Company shall not be required to deliver any certificate for shares of Common Stock (or Other Securities) upon such exercise or pay any cash until such tax or charge has been paid or it has been established to the Company's reasonable satisfaction that no such tax or charge is due. If the Company fails to deliver or cause to be delivered to the Holder such shares of Common Stock (or Other Securities) pursuant to this Section 3(a) (free of any restrictions on transfer or legends except to the extent permitted under Section 6.12 of the Purchase Agreement) in accordance herewith, within five Trading Days after a particular exercise of this Warrant, then, in addition to any other liability the Company may have, the Company shall pay to the Holder, in cash, an amount, computed at the rate of 2% per month of the Current Fair Market Value of the shares of Common Stock (or Other Securities) not timely delivered by the Company, for the period such failure continues (the "Exercise Delay Payments"), without duplication of any amount payable to the Holder pursuant to clause (F) of Section 2(c)(i) of the Registration Rights Agreement, with each change in the Current Fair Market Value during such period being given effect. Upon exercise of this Warrant as provided herein, the Company's obligation to issue and deliver the certificates for Common Stock shall be absolute and unconditional, irrespective of the absence of any action by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Company to the Holder, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with such exercise.

                  (b) If in any case the Company shall fail to issue and deliver or cause to be delivered the shares of Common Stock to the Holder within five Trading Days of a particular exercise of this Warrant, in addition to any other liabilities the Company may have hereunder and under applicable law, (A) the Company shall pay or reimburse the Holder on demand for all out-of-pocket expenses, including, without limitation, reasonable fees and expenses of legal counsel, incurred by the Holder as a result of such failure; (B) if as a result of such failure the Holder shall suffer any direct damages or liabilities from such failure (including, without limitation, margin interest and the cost of purchasing securities to cover a sale (whether by the Holder or the Holder's securities broker) or borrowing of shares of Common Stock by the Holder for purposes of settling any trade involving a sale of shares of Common Stock made by the Holder during the period beginning on the Issuance Date and ending on the date the Company delivers or causes to be delivered to the Holder such shares of Common Stock), then, in addition to any amounts payable pursuant to Section 3(a), the Company shall upon demand of the Holder pay to the Holder an amount equal to the actual, direct, demonstrable out-of-pocket damages and liabilities suffered by the Holder by reason thereof which the Holder documents to the reasonable satisfaction of the Company, and (C) the Holder may by written notice (which may be given by mail, courier, personal service or telephone line facsimile transmission) or oral notice (promptly confirmed in writing), given at any time prior to delivery to the Holder of the shares of Common Stock issuable in connection with such exercise of the Holder's right, rescind such exercise and the subscription form relating thereto, in which case the Holder shall thereafter be entitled to exercise that portion of this Warrant as to which such exercise is so rescinded and to exercise its other rights and remedies with respect to such failure by the Company. Notwithstanding the foregoing the Company shall not be liable to the Holder under clauses (A) or (B) of the immediately preceding sentence to the extent the failure of the Company to deliver or to cause to be delivered such shares of Common Stock results from fire, flood, storm, earthquake, shipwreck, strike, war, acts of terrorism, crash involving facilities of a common carrier, acts of God, or any similar event outside the control of the Company (it being understood that the action or failure to act of the Company's transfer agent shall not be deemed an event outside the control of the Company except to the extent resulting from fire, flood, storm, earthquake, shipwreck, strike, war, acts of terrorism, crash involving facilities of a common carrier, acts of God, or any similar event outside the control of such Transfer Agent or the bankruptcy, liquidation or reorganization of such Transfer Agent under any bankruptcy, insolvency or other similar law). The Holder shall notify the Company in writing (or by telephone conversation, confirmed in writing) as promptly as practicable following the third Trading Day after the Holder exercises this Warrant if the Holder becomes aware that such shares of Common Stock so issuable have not been received as provided herein, but any failure so to give such notice shall not affect the Holder's rights under this Warrant or otherwise.

                  4. ADJUSTMENTS TO PURCHASE PRICE. The Purchase Price and the number of shares of Common Stock which may be purchased upon exercise of this Warrant shall be adjusted from time to time by the Company as follows:

                  (a) ADJUSTMENT FOR CERTAIN DIVIDENDS AND DISTRIBUTION IN COMMON STOCK. In case the Company shall on or after the Issuance Date pay a dividend or make a distribution to all holders of the outstanding Common Stock in shares of Common Stock, then

                  (1) the Purchase Price in effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Purchase Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the Record Date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the Record Date; and

                  (2) the number of shares of Common Stock for which this Warrant may thereafter be exercised that shall be in effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be increased to a number equal to the quotient obtained by dividing (x) the Aggregate Purchase Price in effect immediately prior to such adjustment in the Purchase Price pursuant to clause (1) of this Section 4(a) BY the Purchase Price in effect immediately after such adjustment in the Purchase Price pursuant to clause (1) of this Section 4(a).

If any dividend or distribution of the type described in this Section 4(a) is declared but not so paid or made, the Purchase Price shall again be adjusted to the Purchase Price which would then be in effect if such dividend or distribution had not been declared and the number of shares of Common Stock for which this Warrant may thereafter be exercised shall again be adjusted (subject to proportionate adjustment for any intervening exercises of this Warrant) to the number which would then be in effect if such dividend or distribution had not been declared.

                  (b) WEIGHTED ADJUSTMENT FOR CERTAIN ISSUANCES OF RIGHTS OR WARRANTS. In case the Company shall on or after the Issuance Date issue rights or warrants (other than any rights or warrants referred to in Section 4(d)) to all holders of its outstanding shares of Common Stock entitling them (for a period expiring within 45 days after the date fixed for the determination of stockholders entitled to receive such rights or warrants) to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price on the Record Date fixed for the determination of stockholders entitled to receive such rights or warrants, then

                  (1) the Purchase Price shall be adjusted so that the same shall equal the price determined by multiplying the Purchase Price in effect at the opening of business on the date after such Record Date by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on such Record Date plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Current Market Price, and the denominator shall be the number of shares of Common Stock outstanding on the close of business on such Record Date plus the total number of additional shares of Common Stock so offered for subscription or purchase; and

                  (2) the number of shares of Common Stock which the Holder may thereafter purchase upon exercise of this Warrant at the opening of business on the date after such Record Date shall be increased to a number equal to the quotient obtained by dividing (x) the Aggregate Purchase Price in effect immediately prior to such adjustment in the Purchase Price pursuant to clause (1) of this Section 4(b) BY (y) the Purchase Price in effect immediately after such adjustment in the Purchase Price pursuant to Section 4(a)(1).

Such adjustment shall become effective immediately after the opening of business on the day following the Record Date fixed for determination of stockholders entitled to receive such rights or warrants. To the extent that shares of Common Stock are not delivered pursuant to such rights or warrants, upon the expiration or termination of such rights or warrants, the Purchase Price shall be readjusted to the Purchase Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered and the number of shares of Common Stock for which this Warrant may thereafter be exercised shall be readjusted (subject to proportionate adjustment for any intervening exercises of this Warrant) to the number which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. In the event that such rights or warrants are not so issued, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such Record Date had not been fixed and the number of shares of Common Stock for which this Warrant may thereafter be exercised shall again be adjusted (subject to proportionate adjustment for any intervening exercises of this Warrant) to be the number which would then be in effect if such Record Date had not been fixed. In determining whether any rights or warrants entitle the holder to subscribe for or purchase shares of Common Stock at less than such Current Market Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants, the value of such consideration, if other than cash, to be determined by the Board of Directors.

                  (c) ADJUSTMENTS FOR CERTAIN SUBDIVISIONS OF THE COMMON STOCK. In case the outstanding shares of Common Stock shall on or after the Issuance Date be subdivided into a greater number of shares of Common Stock, the Purchase Price in effect at the opening of business on the earlier of the day following the day upon which such subdivision becomes effective and the day on which "ex-" trading of the Common Stock begins with respect to such subdivision shall be proportionately reduced, and conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Purchase Price in effect at the opening of business on the earlier of the day following the day upon which such combination becomes effective and the day on which "ex-" trading of the Common Stock with respect to such combination begins shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the earlier of the day following the day upon which such subdivision or combination becomes effective and the day on which "ex-" trading of the Common Stock begins with respect to such subdivision or combination. If the Purchase Price shall be reduced or increased pursuant to this Section 4(c), then commencing at the time of such reduction or increase the number of shares of Common Stock for which this Warrant may thereafter be exercised shall be adjusted to a number equal to the quotient obtained by dividing (x) the Aggregate Purchase Price in effect immediately prior to such reduction or increase in the Purchase Price pursuant to this Section 4(c) BY (y) the Purchase Price in effect immediately after such reduction or increase in the Purchase Price pursuant to this Section 4(c).

                  (d) ADJUSTMENTS FOR CERTAIN DIVIDENDS AND DISTRIBUTIONS. In case the Company shall on or after the Issuance Date, by dividend or otherwise, distribute to all holders of its Common Stock shares of any class of capital stock of the Company (other than any dividends or distributions to which Section 4(a) applies) or evidences of its indebtedness, cash or other assets (including securities, but excluding any rights or warrants referred to in Section 4(b) and dividends and distributions paid exclusively in cash and excluding any capital stock, evidences of indebtedness, cash or assets distributed upon a merger or consolidation to which Section 5 applies) (the foregoing hereinafter in this
Section 4(d) called the "Securities")), then, in each such case, subject to the second paragraph of this Section 4(d):

                  (1) the Purchase Price shall be reduced so that the same shall be equal to the price determined by multiplying the Purchase Price in effect immediately prior to the close of business on the Record Date with respect to such distribution by a fraction of which the numerator shall be the Current Market Price on such date less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) on such date of the portion of the Securities so distributed applicable to one share of Common Stock and the denominator shall be such Current Market Price, such reduction to become effective immediately prior to the opening of business on the day following such Record Date; PROVIDED, HOWEVER, that in the event the then fair market value (as so determined) of the portion of the Securities so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that the Holder shall have the right to receive upon exercise of this Warrant (or any portion hereof) the amount of Securities the Holder would have received had the Holder exercised this Warrant (or portion hereof) immediately prior to such Record Date; and

                  (2) if the Purchase Price is reduced as provided in clause (1) of this Section 4(d) the number of shares of Common Stock which may be purchased upon exercise of this Warrant commencing at the opening of business on the day following such Record Date shall be increased to a number equal to the quotient obtained by dividing (x) the Aggregate Purchase Price in effect immediately prior to such reduction in the Purchase Price pursuant to Section 4(d)(1) BY (y) the Purchase Price in effect immediately after such reduction in the Purchase Price pursuant to clause (1) of this Section 4(d).

In the event that such dividend or distribution is not so paid or made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such dividend or distribution had not been declared and the number of shares of Common Stock for which this Warrant may thereafter be exercised shall again be adjusted (subject to proportionate adjustment for any intervening exercises of this Warrant) to the number which would then be in effect if such dividend or distribution had not been declared. If the Board of Directors determines the fair market value of any distribution for purposes of this Section 4(d) by reference to the actual or when issued trading market for any Securities comprising all or part of such distribution, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price to the extent possible.

                  Rights or warrants distributed by the Company to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events (a "Trigger Event"): (i) are deemed to be transferred with such shares of Common Stock; (ii) are not exercisable; and (iii) are also issued in respect of future issuances of Common Stock, shall not be deemed to have been distributed for purposes of this Section 3 (and no adjustment to the Purchase Price or the number of shares of Common Stock which may be purchased upon exercise of this Warrant under this Section 4 will be required) until the occurrence of the earliest Trigger Event. If any such rights or warrants, including any such existing rights or warrants distributed prior to the Issuance Date, are subject to Trigger Events, upon the satisfaction of each of which such rights or warrants shall become exercisable to purchase different securities, evidences of indebtedness or other assets, then the occurrence of each such Trigger Event shall be deemed to be such date of issuance and Record Date with respect to new rights or warrants (and a termination or expiration of the existing rights or warrants without exercise by the holder thereof) (so that, by way of illustration and not limitation, the dates of issuance of any such rights shall be deemed to be the dates on which such rights become exercisable to purchase capital stock of the Company, and not the date on which such rights may be issued, or may become evidenced by separate certificates, if such rights are not then so exercisable). In addition, in the event of any distribution of rights or warrants, or any Trigger Event with respect thereto, that was counted for purposes of calculating a distribution amount for which adjustments to the Purchase Price and the number of shares of Common Stock for which this Warrant may be exercised under this Section 4 were made (1) in the case of any such rights or warrants which shall all have been redeemed or repurchased without exercise by any holders thereof, the Purchase Price shall be readjusted (and the number of shares of Common Stock for which this Warrant may thereafter be exercised shall be readjusted, subject to proportionate adjustment for any intervening exercises of this Warrant) upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder or holders of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase, and (2) in the case of such rights or warrants which shall have expired or been terminated without exercise by any holders thereof, the Purchase Price shall be readjusted as if such rights and warrants had not been issued and the number of shares of Common Stock for which this Warrant may thereafter be exercised shall be readjusted (subject to proportionate adjustment for any intervening exercises of this Warrant) as if such rights and warrants had not been issued.

                  For purposes of this Section 4(d) and Sections 4(a) and (b), any dividend or distribution to which this Section 4(d) is applicable that also includes shares of Common Stock, or rights or warrants to subscribe for or purchase shares of Common Stock to which Section 4(b) applies (or both), shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, assets, shares of capital stock, rights or warrants other than such shares of Common Stock or rights or warrants to which Section 4(b) applies (and any Purchase Price reduction and increase in the number of shares of Common Stock for which this Warrant may thereafter be exercised that are required by this Section 4(d) with respect to such dividend or distribution shall then be made) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights or warrants (and any further Purchase Price reduction and increase in the number of shares of Common Stock for which this Warrant may thereafter be exercised that are required by Sections 4(a) and (b) with respect to such dividend or distribution shall then be made), except (A) the Record Date of such dividend or distribution shall be substituted as "the date fixed for the determination of stockholders entitled to receive such dividend or other distribution", "Record Date fixed for such determination" and "Record Date" within the meaning of Section 4(a) and as "the date fixed for the determination of stockholders entitled to receive such rights or warrants", "the Record Date fixed for the determination of the stockholders entitled to receive such rights or warrants" and "such Record Date" within the meaning of Section 4(b) and (B) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the Record Date fixed for such determination" within the meaning of Section 4(a).

                  (e) ADJUSTMENTS FOR CERTAIN CASH DIVIDENDS. In case the Company shall on or after the Issuance Date, by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding any cash that is distributed upon a merger or consolidation to which Section 5 applies or as part of a distribution referred to in Section 4(d)) in an aggregate amount that, combined with (1) the aggregate amount of any other such distributions to all holders of its Common Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to this Section 4(e) has been made, and (2) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and set forth in a Board Resolution) of consideration payable in respect of any Tender Offer by the Company or any Subsidiary for all or any portion of the Common Stock concluded within the 12 months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to Section 4(f) has been made, exceeds one percent of the product of (x) the Current Market Price on the Record Date with respect to such distribution TIMES (y) the number of shares of Common Stock outstanding on such date, then, and in each such case, immediately after the close of business on such date, unless the Company elects to reserve such cash for distribution to the Holder upon the exercise of this Warrant (and shall have made adequate provision) so that the Holder will receive upon such exercise, in addition to the shares of Common Stock to which the Holder is entitled, the amount of cash which the Holder would have received if the Holder had, immediately prior to the Record Date for such distribution of cash, exercised this Warrant to purchase Common Stock:

                  (1) the Purchase Price shall be reduced so that the same shall equal the price determined by multiplying the Purchase Price in effect immediately prior to the close of business on such Record Date by a fraction (i) the numerator of which shall be equal to the Current Market Price on the Record Date less an amount equal to the quotient of
         (x) the excess of such combined amount over such one percent and (y) the number of shares of Common Stock outstanding on the Record Date and
         (ii) the denominator of which shall be equal to the Current Market Price on the Record Date; PROVIDED, HOWEVER, that in the event the portion of the cash so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price of the Common Stock on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that the Holder shall have the right to receive upon exercise of this Warrant (or any portion hereof) the amount of cash the Holder would have received had the Holder exercised this Warrant (or portion hereof) immediately prior to such Record Date; and

                  (2) if the Purchase Price is reduced as provided in clause (1) of this Section 4(e), then the number of shares of Common Stock for which this Warrant may thereafter be exercised shall be increased at the time of such reduction in the Purchase Price to a number equal to the quotient obtained by dividing (x) the Aggregate Purchase Price in effect immediately prior to the close of business on such Record Date BY (y) the Purchase Price in effect immediately after such reduction in the Purchase Price pursuant to clause (1) of this Section 4(e).

In the event that such dividend or distribution is not so paid or made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such dividend or distribution had not been declared and the number of shares of Common Stock for which this Warrant may thereafter be exercised shall again be adjusted (subject to proportionate adjustment for any intervening exercises of this Warrant) to the number which would then be in effect if such dividend or distribution had not been declared.

                  (f) ADJUSTMENTS FOR CERTAIN TENDER OFFERS. In case a Tender Offer on or after the Issuance Date made by the Company or any Subsidiary for all or any portion of the Common Stock shall expire and such Tender Offer (as amended upon the expiration thereof) shall require the payment to stockholders (based on the acceptance (up to any maximum specified in the terms of the Tender Offer) of Purchased Shares) of an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) that combined together with (1) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution), as of the expiration of such Tender Offer, of consideration payable in respect of any other Tender Offers, by the Company or any Subsidiary for all or any portion of the Common Stock expiring within the 12 months preceding the expiration of such Tender Offer and in respect of which no adjustment pursuant to this Section 4(f) has been made and (2) the aggregate amount of any distributions to all holders of the Company's Common Stock made exclusively in cash within 12 months preceding the expiration of such Tender Offer and in respect of which no adjustment pursuant to Section 4(e) has been made, exceeds one percent of the product of the Current Market Price as of the last time (the "Expiration Time") tenders could have been made pursuant to such Tender Offer (as it may be amended) TIMES the number of shares of Common Stock outstanding (including any tendered shares) at the Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time:

                  (1) the Purchase Price shall be adjusted so that the same shall equal the price determined by multiplying the Purchase Price in effect immediately prior to close of business on the date of the Expiration Time by a fraction of which the numerator shall be the number of shares of Common Stock outstanding (including any tendered shares) at the Expiration Time multiplied by the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the Tender Offer) of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and
         (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) on the Expiration Time and the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time; and

                  (2) the number of shares of Common Stock for which this Warrant may thereafter be exercised shall be adjusted at the time of such reduction (if any) in the Purchase Price to a number equal to the quotient obtained by dividing (x) the Aggregate Purchase Price in effect immediately prior to the close of business on the date of the Expiration Time BY (y) the Purchase Price in effect immediately after such reduction in the Purchase Price pursuant to clause (1) of this
         Section 4(f).

Such reduction (if any) in the Purchase Price and increase in the number of shares of Common Stock for which the Warrant may thereafter be exercised shall become effective immediately prior to the opening of business on the day following the Expiration Time. In the event that the Company is obligated to purchase shares pursuant to any such Tender Offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such Tender Offer had not been made. If the application of this Section 4(f) to any Tender Offer would result in an increase in the Purchase Price, no adjustment shall be made for such Tender Offer under this Section 4(f).

                  (g) ADJUSTMENTS FOR CERTAIN ISSUANCES OF NEWLY ISSUED SHARES.

                  (1) In case at any time on or after the Issuance Date the Company shall issue shares of its Common Stock or Common Stock Equivalents (collectively, the "Newly Issued Shares"), other than an issuance pro rata to all holders of its outstanding Common Stock, at a price below the greater of (x) the Current Fair Market Value of the Common Stock at the time of such issuance and (y) the Purchase Price in effect immediately prior to such issuance, then following such issuance of Newly Issued Shares the Purchase Price shall be reduced as provided in clause (2) of this Section 4(g) and the number of shares of Common Stock which may be issued upon exercise of this Warrant shall be increased as provided in clause (3) of this Section 4(g).

                  (2) The reduction in the Purchase Price following any such adjustment shall be determined by multiplying the Purchase Price immediately prior to such adjustment by a fraction, of which the numerator shall be the sum of (a) the number of shares of Common Stock outstanding immediately prior to the issuance of the Newly Issued Shares (calculated on a fully-diluted basis assuming the exercise or conversion of all options, warrants, purchase rights or convertible securities which are exercisable or convertible at the time of the issuance of the Newly Issued Shares) PLUS (b) the number of shares of Common Stock which the aggregate consideration, if any, received by the Company for the number of Newly Issued Shares would purchase at a price equal to the greater of (x) the Current Fair Market Value of the Common Stock at the time of such issuance and (y) the Purchase Price in effect immediately prior to such issuance, and the denominator shall be the sum of (X) the number of shares of Common Stock outstanding immediately prior to the issuance of the Newly Issued Shares (calculated on a fully-diluted basis assuming the exercise or conversion of all options, warrants, purchase rights or convertible securities which are exercisable or convertible at the time of the issuance of the Newly Issued Shares) PLUS (Y) the number of Newly Issued Shares. The adjustment provided for in this Section 4(g)(2) may be expressed as the following mathematical formula:

                                         ( O +(C / MP))              x PP
                                       ------------------
                     NPP          =        ( O + N )
         where,

         C        =        aggregate consideration received by the Company for
                           the Newly Issued Shares

         N        =        number of Newly Issued Shares

         O        =        number of shares of Common Stock outstanding (on a
                           fully diluted basis, as described above) immediately prior to the issuance of the Newly Issued Shares

         MP       =        greater of (x) Current Fair Market Value of the
                           Common Stock at the time of issuance of the Newly
                           Issued Shares and (y) Purchase Price at the time of issuance of the Newly Issued Shares

         PP       =        Purchase Price immediately prior to the issuance of
                           the Newly Issued Shares

         NPP      =        Purchase Price immediately after the issuance of the
                           Newly Issued Shares

                  (3) If the Purchase Price is reduced in connection with the issuance of Newly Issued Shares as provided in Section 4(g)(2), then the number of shares of Common Stock for which this Warrant may thereafter be exercised shall be increased at the time of such reduction in the Purchase Price to a number equal to the quotient obtained by dividing (x) the Aggregate Purchase Price in effect immediately prior to such issuance of Newly Issued Shares BY (y) the Purchase Price in effect immediately after such issuance of Newly Issued Shares after such reduction in the Purchase Price pursuant to
         Section 4(g)(2).

                  (4) Notwithstanding the foregoing, no adjustment shall be made under this Section 4(g) by reason of:

                           (A) the issuance by the Company of shares of Common
                  Stock pro rata to all holders of the Common Stock so long as
                  (i) any adjustment required by Section 4(a) is made and (ii) the Company shall have given notice thereof to the Holder pursuant to Section 7;

                           (B) the issuance by the Company of Newly Issued
                  Shares in an offering for cash for the account of the Company that is underwritten on a firm commitment basis and is registered with the SEC under the 1933 Act;

                           (C) the issuance by the Company of the Notes or the
                  Other Warrants or shares of Common Stock upon conversion of the Notes or the Other Warrants or upon exercise of this Warrant, the Other Warrants or the Initial Warrants in accordance with the terms hereof and thereof;

                           (D) the issuance by the Company of shares of Common
                  Stock in lieu of payment of cash interest on the Notes in accordance with the terms thereof;

                           (E) the issuance by the Company of Newly Issued
                  Shares upon grant or exercise of options for employees, directors and consultants under the Company's 1995 Stock Option Plan and 1997 Stock Option Plan;

                           (F) the issuance by the Company of Newly Issued
                  Shares to the lessor or vendor in any equipment lease or similar equipment financing transaction in which the Company or any Subsidiary obtains the use of equipment for its business; and

                           (G) the issuance by the Company of Newly Issued
                  Shares upon conversion or exercise of Common Stock Equivalents outstanding on the date of the Purchase Agreement and disclosed in the Purchase Agreement or the SEC Filings.

                  (h) ADJUSTMENT IN RESPECT OF REVERSE STOCK SPLIT. If the stockholder approval of the Reverse Stock Split contemplated by Section 6.1(b) of the Purchase Agreement is obtained and at the time of such stockholder approval this Warrant is outstanding and, after giving effect to the adjustment provided for in Section 4(c) in respect of the Reverse Stock Split, the Purchase Price is greater than the Current Market Price on the 6th Trading Day after the earlier of (x) the effective date of the Reverse Stock Split and (y) the first Trading Day on which "ex" trading of the Common Stock begins in respect of the Reverse Stock Split, the Purchase Price shall be reduced to the greater of (A) such Current Market Price and (B) the product of $.15 times the number of shares of Common Stock outstanding immediately prior to the Reverse Stock Split as shall have, by reason of the Reverse Stock Split, become one share of Common Stock immediately after the Reverse Stock Split..

                  (i) ADDITIONAL REDUCTIONS IN PURCHASE PRICE. The Company may make such reductions in the Purchase Price, in addition to those required by Sections 4(a), (b), (c), (d), (e), (f), (g), and (h) as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

                  (j) DE MINIMUS ADJUSTMENTS. No adjustment in the Purchase Price (and no related adjustment in the number of shares of Common Stock which may thereafter be purchased upon exercise of this Warrant) shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; PROVIDED, HOWEVER, that any adjustments which by reason of this Section 4(i) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 4 shall be made by the Company and shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be.

                  No adjustment need be made for a change in the par value of the Common Stock or from par value to no par value or from no par value to par value.

                  (k) COMPANY NOTICE OF ADJUSTMENTS. Whenever the Purchase Price is adjusted as herein provided, the Company shall promptly, but in no event later than five days thereafter, give a notice to the Holder setting forth the

Purchase Price and number of shares of Common Stock which may be purchased upon exercise of this Warrant after such adjustment and setting forth a brief statement of the facts requiring such adjustment, but which statement shall not include any information which would be material non-public information for purposes of the 1934 Act. Failure to give such notice shall not affect the legality or validity of any such adjustment.

                  (l) EFFECTIVENESS OF CERTAIN ADJUSTMENTS. In any case in which this Section 4 provides that an adjustment shall become effective immediately after a Record Date for an event, the Company may defer until the occurrence of such event (i) issuing to the Holder in connection with any exercise of this Warrant after such Record Date and before the occurrence of such event the additional shares of Common Stock issuable upon such exercise by reason of the adjustment required by such event over and above the Common Stock issuable upon such exercise before giving effect to such adjustment and (ii) paying to the Holder any amount in cash in lieu of any fraction pursuant to Section 3.

                  (m) OUTSTANDING SHARES. For purposes of this Section 4, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company other than dividends or distributions payable only in shares of Common Stock.

                  5. EFFECT OF RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE.
(a) If any of the following events occur, namely:

                  (i) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination),

                  (ii) any consolidation, merger statutory exchange or combination of the Company with another corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, or

                  (iii) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any other Person as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then the Company or the successor or purchasing Person, as the case may be, shall execute with the Holder a written agreement providing that:

                  (x) this Warrant shall thereafter entitle the Holder to purchase the kind and amount of shares of stock and Other Securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, statutory exchange, combination, sale or conveyance by the holder of a number of shares of

         Common Stock issuable upon exercise of this Warrant (assuming, for such purposes, a sufficient number of authorized shares of Common Stock available to exercise this Warrant) immediately prior to such reclassification, change, consolidation, merger, statutory exchange, combination, sale or conveyance assuming such holder of Common Stock did not exercise such holder's rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, combination, sale or conveyance (PROVIDED that, if the kind or amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purposes of this Section 5 the kind and amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, sale or conveyance for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares),

                  (y) in the case of any such successor or purchasing Person, upon such consolidation, merger, statutory exchange, combination, sale or conveyance such successor or purchasing Person shall be jointly and severally liable with the Company for the performance of all of the Company's obligations under this Warrant, the Purchase Agreement and the Registration Rights Agreement and

                  (z) if registration or qualification is required under the 1933 Act or applicable state law for the public resale by the Holder of such shares of stock and Other Securities so issuable upon exercise of this Warrant, such registration or qualification shall be completed prior to such reclassification, change, consolidation, merger, statutory exchange, combination or sale.

Such written agreement shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. If, in the case of any such reclassification, change, consolidation, merger, statutory exchange, combination, sale or conveyance, the stock or other securities or other property or assets receivable thereupon by a holder of shares of Common Stock includes shares of stock, other securities, other property or assets of a Person other than the Company or any such successor or purchasing Person, as the case may be, in such reclassification, change, consolidation, merger, statutory exchange, combination, sale or conveyance, then such written agreement shall also be executed by such other Person and shall contain such additional provisions to protect the interests of the Holder as the Board of Directors shall reasonably consider necessary by reason of the foregoing.

                  (b) The above provisions of this Section 5 shall similarly apply to successive reclassifications, changes, consolidations, mergers, combinations, sales and conveyances.

                  (c) If this Section 5 applies to any event or occurrence,
Section 4 shall not apply.

                  6. FURTHER ASSURANCES. The Company will take all action that may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock, free from all taxes, liens and charges with respect to the issue thereof, on the exercise of all or any portion of this Warrant from time to time outstanding.

                  7. NOTICE TO HOLDER PRIOR TO CERTAIN ACTIONS. In case on or after the Issuance Date:

                  (a) the Company shall declare a dividend (or any other distribution) on its Common Stock (other than in cash out of retained earnings); or

                  (b) the Company shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any share of any class or any other rights or warrants; or

                  (c) the Board of Directors shall authorize any reclassification of the Common Stock (other than a subdivision or combination of its outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or any consolidation or merger or other business combination transaction to which the Company is a party and for which approval of any stockholders of the Company is required, or the sale or transfer of all or substantially all of the assets of the Company; or

                  (d) there shall be pending the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

the Company shall give the Holder, as promptly as possible but in any event at least ten Trading Days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (y) the date on which such reclassification, consolidation, merger, other business combination transaction, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record who shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, other business combination transaction, sale, transfer, dissolution, liquidation or winding-up shall be determined. Such notice shall not include any information which would be material non-public information for purposes of the 1934 Act. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up. In the case of any such action of which the Company gives such notice to the Holder or is required to give such notice to the Holder, the Holder shall be entitled to give a subscription form to exercise this Warrant in whole or in part that is contingent on the completion of such action.

                  8. RESERVATION OF STOCK, ETC., ISSUABLE ON EXERCISE OF WARRANTS. The Company will at all times reserve and keep available out of its authorized but unissued shares of capital stock, solely for issuance and delivery on the exercise of this Warrant, a sufficient number of shares of Common Stock (or Other Securities) to effect the full exercise of this Warrant and the exercise, conversion or exchange of any other warrant or security of the Company exercisable for, convertible into, exchangeable for or otherwise entitling the holder to acquire shares of Common Stock (or Other Securities), and if at any time the number of authorized but unissued shares of Common Stock (or Other Securities) shall not be sufficient to effect such exercise, conversion or exchange, the Company shall take such action as may be necessary to increase its authorized but unissued shares of Common Stock (or Other Securities) to such number as shall be sufficient for such purposes.

                  9. TRANSFER OF WARRANT. This Warrant shall inure to the benefit of the successors to and assigns of the Holder. This Warrant and all rights hereunder, in whole or in part, are registrable at the office or agency of the Company referred to below by the Holder in person or by his duly authorized attorney, upon surrender of this Warrant properly endorsed.

                  10. REGISTER OF WARRANTS. The Company shall maintain, at the principal office of the Company (or such other office as it may designate by notice to the Holder), a register in which the Company shall record the name and address of the Person in whose name this Warrant has been issued, as well as the name and address of each successor and prior owner of such Warrant. The Company shall be entitled to treat the Person in whose name this Warrant is so registered as the sole and absolute owner of this Warrant for all purposes.

                  11. EXCHANGE OF WARRANT. This Warrant is exchangeable, upon the surrender hereof by the Holder at the office or agency of the Company referred to in Section 10, for one or more new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock (or other securities) which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by the Holder at the time of such surrender.

                  12. REPLACEMENT OF WARRANT. On receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and (a) in the case of loss, theft or destruction, of indemnity from the Holder reasonably satisfactory in form to the Company (and without the requirement to post any bond or other security), or (b) in the case of mutilation, upon surrender and cancellation of this Warrant, the Company will execute and deliver to the Holder a new Warrant of like tenor at no cost or expense to the Holder.

                  13. WARRANT AGENT. The Company may, by written notice to the Holder, appoint the transfer agent and registrar for the Common Stock as the Company's agent for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 2, and the Company may, by written notice to the Holder, appoint an agent having an office in the United States of America for the purpose of exchanging this Warrant pursuant to Section 11, and replacing this Warrant pursuant to Section 12, or any of the foregoing, and thereafter any such exchange or replacement, as the case may be, shall be made at such office by such agent.

                  14. REMEDIES. The Company stipulates that the remedies at law of the Holder in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

                  15. NO RIGHTS OR LIABILITIES AS A STOCKHOLDER. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company. Nothing contained in this Warrant shall be construed as conferring upon Holder hereof the right to vote or to consent or to receive notice as a stockholder of the Company on any matters or with respect to any rights whatsoever as a stockholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the Common Stock purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised in accordance with its terms.

                  16. NOTICES, ETC. All notices and other communications from the Company to the Holder shall be mailed by first class certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by the Holder or at the address shown for the Holder on the register of Warrants referred to in Section 10.

                  17. TRANSFER RESTRICTIONS. This Warrant has not been and is not being registered under the provisions of the 1933 Act or any state securities laws and this Warrant may not be transferred unless (1) the transferee is an "accredited investor" (as defined in Regulation D under the 1933 Act) and (2) the Holder shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that this Warrant may be sold or transferred without registration under the 1933 Act. Prior to any such transfer, such transferee shall have represented in writing to the Company that such transferee has requested and received from the Company all information relating to the business, properties, operations, condition (financial or other), results of operations or prospects of the Company deemed relevant by such transferee; that such transferee has been afforded the opportunity to ask questions of the Company concerning the foregoing and has had the opportunity to obtain and review any registration statement, if any, and the prospectus included therein, each as amended or supplemented to the date of transfer to such transferee, relating to the resale of the shares of Common Stock issuable upon exercise of this Warrant and the reports and other information concerning the Company which at the time of such transfer have been filed by the Company with the SEC pursuant to the 1934 Act and which are incorporated by reference in such prospectus as of the date of such transfer. If such transfer is intended to assign the rights and obligations of the Holder of the Purchase Agreement, such transfer shall otherwise be made in compliance with Section 9.1 of the Purchase Agreement.

                  18. LEGEND. Unless theretofore registered for resale under the 1933 Act, each certificate for shares issued upon exercise of this Warrant shall bear the following legend:

         The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities have been acquired for investment and may not be resold, transferred or assigned in the absence of an effective registration statement for the securities under the Securities Act of 1933, as amended, or an opinion of counsel reasonably satisfactory in form, scope and substance to the Company that registration is not required under said Act.

                  19. MISCELLANEOUS. This Warrant and any terms hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the internal laws of the State of California. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

                  20. ATTORNEYS' FEES. In any litigation, arbitration or court proceeding between the Company and Holder relating hereto, the prevailing party shall be entitled to attorneys' fees and expenses and all costs of proceedings incurred in enforcing this Warrant.


                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be executed on its behalf by one of its officers thereunto duly authorized.

Dated:                                  VIRAGEN, INC.
        ------------------



                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:

                                   ASSIGNMENT

                  For value ______________ hereby sell(s), assign(s) and transfer(s) unto _______________ (Please insert social security or other Taxpayer Identification Number of assignee: ) _____________ the attached original, executed Warrant to purchase share of Common Stock of Viragen, Inc., a Delaware corporation (the "Company"), and hereby irrevocably constitutes and appoints _______________________ attorney to transfer the Warrant on the books of the Company, with full power of substitution in the premises.

                  In connection with any transfer of the Warrant within the period prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the 1933 Act (or any successor provision) (other than any transfer pursuant to a registration statement that has been declared effective under the 1933 Act), the undersigned confirms that such Warrant is being transferred:

         [ ]      To the Company or a Subsidiary; or

         [ ] To an "accredited investor" (as defined in Regulation D under the 1933 Act) pursuant to and in compliance with the 1933 Act; or

         [ ]      Pursuant to and in compliance with Rule 144 under the 1933
                  Act;


and unless the box below is checked, the undersigned confirms that, to the knowledge of the undersigned, such Warrant is not being transferred to an "affiliate" (as defined in Rule 144 under the 1933 Act) of the Company.

         [ ]      The transferee is an affiliate of the Company.

                  Capitalized terms used in this Assignment and not defined in this Assignment shall have the respective meanings provided in the Warrant.



Dated:                                      NAME:
      --------                                   ------------------------------



                                                 ------------------------------
                                                          Signature(s)

                              FORM OF SUBSCRIPTION

                                  VIRAGEN, INC.

                   (To be signed only on exercise of Warrant)

TO:      Viragen, Inc.
         865 SW 78th  Avenue
         Suite 100
         Plantation, Florida 33324
         Attention:  Chief Financial Officer

                  1. The undersigned Holder of the attached original, executed Warrant hereby elects to exercise its purchase right under such Warrant with respect to __________ shares (the "Exercise Shares") of Common Stock, as defined in the Warrant, of Viragen, Inc., a Delaware corporation (the "Company").

                  2. The undersigned Holder (check one):

          [ ] (a) elects to pay the aggregate purchase price for such shares of Common Stock (i) in lawful money of the United States or by the enclosed certified or official bank check payable in United States dollars to the order of the Company in the amount of $_____________, or (ii) by wire transfer of United States funds to the account of the Company in the amount of $________________, which transfer has been made before or simultaneously with the delivery of this Form of Subscription pursuant to the instructions of the Company; or

          [ ] (b) elects to receive shares of Common Stock having a value equal to the value of the Warrant calculated in accordance with Section 2.2 of the Warrant.

                  3. Please issue a stock certificate or certificates representing the appropriate number of shares of Common Stock in the name of the undersigned or in such other names as is specified below:

         Name:
                      ----------------------------------------------------------

         Address:
                      ----------------------------------------------------------


                      ----------------------------------------------------------


Dated:
       -------------------------------    --------------------------------------
                                          (Signature must conform to name of
                                          Holder as specified on the face of the
                                          Warrant)


                                          --------------------------------------
                                                        (Address)

                                      S-1